United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

                      February 20, 2024 (February 19, 2024)

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

            1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

           New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2024, Mr. Nadim Qureshi resigned from the Board of Directors (the “Board”) of International Seaways, Inc. (the “Company”) with immediate effect.

In a note to the Board regarding Mr. Qureshi’s departure, the Company’s Chairman, Mr. Doug Wheat, stated: “Nadim’s contributions and his hard work in consummating the merger with Diamond S Shipping and his effort since the merger have helped make International Seaways the company it has become, and we wish him great success in his future endeavors.”

Mr. Qureshi’s resignation was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies or practices. In connection with his resignation, Mr. Qureshi’s previously granted stock-based director fees will be treated as fully vested and delivered to him, and the Company will not seek reimbursement of any cash director fees paid to Mr. Qureshi in advance for the first quarter of 2024. In consideration of this action, Mr. Qureshi will enter into a one-year agreement not to compete with the Company’s crude and product tanker operations.

Following Mr. Qureshi’s resignation, Ms. Kate Blankenship, a current director, was appointed as a member of the Human Resources and Compensation Committee of the Board. The Board had previously determined that Ms. Blankenship is “independent”. In addition, the size of the Board was reduced from ten directors to nine.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC.
(Registrant)

Date: February 20, 2024	By	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel